Exhibit 10.19

CNL Lifestyle Properties, Inc.

Schedule of Omitted Agreements

The following lease agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K:

Boyne

1.	Lease Agreement dated as of January 8, 2007 between CNL Income Brighton, LLC and Brighton Resort, LLC.

2.	Lease Agreement dated as of January 20, 2007 between CNL Income Loon Mountain, LLC and Loon Mountain Recreation Corporation.

3.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Loon Mountain TRS Corp. and Loon Mountain Recreation Corporation.

4.	Lease Agreement dated as of January 20, 2007 between CNL Income Snoqualmie, LLC and Ski Lifts, Inc.

5.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Snoqualmie TRS Corp. and Ski Lifts, Inc.

EAGLE

6.	Arrowhead Golf Club, Littleton, Colorado, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC and Evergreen Alliance Golf Limited, L.P.

7.	Arrowhead Country Club, Glendale, Arizona, Amended & Restated Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

8.	Canyon Springs Golf Club, San Antonio, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Canyon Springs, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

9.	Clear Creek Golf Club, Houston, Texas, Second Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income Clear Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

10.	Continental Golf Course, Scottsdale, Arizona Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

11.	Cowboys Golf Club, Grapevine, Texas, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between Grapevine Golf Club, L.P. and assigns, and Evergreen Alliance Golf Limited, L.P.

12.	David L. Baker Memorial Golf Course, Fountain Valley, California, Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC and Evergreen Alliance Golf Limited, L.P.

13.	Deer Creek Golf Club, Overland Park, Kansas, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC, and Evergreen Alliance Golf Limited, L.P.

14.	Desert Lakes Golf Course, Bullhead City, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

15.	Eagle Brook Country Club, Geneva, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

16.	Foothills Country Club, Phoenix, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009, between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

17.	The Norman K. Probstein Community Golf Courses and Youth Learning Center in Forest Park, St. Louis, Missouri, Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC and Evergreen Alliance Golf Limited, L.P.

18.	Fox Meadow Country Club, Medina, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Fox Meadow, LLC and Evergreen Alliance Golf Limited, L.P.

19.	The Golf Club at Fossil Creek, Fort Worth, Texas, Fourth Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Fossil Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

20.	Hunt Valley Golf Club, Phoenix, Maryland, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Mideast Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Exhibit 10.19

21.	Kokopelli Golf Club, Gilbert, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

22.	Lake Park Golf Club, Lewisville, Texas, Third Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income Lake Park, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

23.	LakeRidge Country Club, Lubbock, Texas, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income LakeRidge, LLC and Evergreen Alliance Golf Limited, L.P.

24.	Las Vegas Municipal Golf Course, Las Vegas, Nevada, Amended and Restated Sub-Management Agreement dated as of March 31, 2009 between CNL Income EAGL Las Vegas, LLC and Evergreen Alliance Golf Limited, L.P.

25.	Legend at Arrowhead, Glendale, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

26.	London Bridge Golf Club, Lake Havasu, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

27.	Majestic Oaks Golf Club, Ham Lake, Minnesota, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

28.	Mansfield National Golf Club, Mansfield, Texas, Third Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income Mansfield, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

29.	Meadowbrook Golf & Country Club, Tulsa, Oklahoma, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Midwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

30.	Meadowlark Golf Course, Huntington Beach, California, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Meadowlark, LLC and Evergreen Alliance Golf Limited, L.P.

31.	Mesa Del Sol Golf Club, Yuma, Arizona, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Mesa Del Sol, LLC and Evergreen Alliance Golf Limited, L.P.

32.	Micke Grove Golf Course, Lodi, California, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC and Evergreen Alliance Golf Limited, L.P.

33.	Mission Hills Country Club, Northbrook, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

34.	Painted Desert Golf Club, Las Vegas, Nevada, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC and Evergreen Alliance Golf Limited, L.P.

35.	Painted Hills Golf Club, Kansas City, Missouri, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Painted Hills, LLC and Evergreen Alliance Golf Limited, L.P.

36.	Plantation Golf Club, Frisco, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Plantation, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

37.	Royal Meadows Golf Club, Kansas City, Missouri, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Royal Meadows, LLC and Evergreen Alliance Golf Limited, L.P.

38.	Ruffled Feathers Golf Club, Lemont, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

39.	Shandin Hills Golf Course, San Bernardino, California, Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC and Evergreen Alliance Golf Limited, L.P.

40.	Signature of Solon Country Club, Solon, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Signature of Solon, LLC and Evergreen Alliance Golf Limited, L.P.

41.	Stonecreek Golf Club, Phoenix, Arizona, Amended and Restated Lease and Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, and Evergreen Alliance Golf Limited, L.P.

42.	Superstition Springs Golf Club, Mesa, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

43.	Tallgrass Country Club, Wichita, Kansas, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Midwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Exhibit 10.19

44.	Tamarack Country Club, Naperville, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

45.	Tatum Ranch Golf Club, Cave Creek, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

46.	The Golf Club at Cinco Ranch, Katy, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Cinco Ranch, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

47.	Weymouth Country Club, Medina, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Weymouth, LLC and Evergreen Alliance Golf Limited, L.P.

PARC

48.	Darien Lake Lease Agreement dated as of April 5, 2007 between CNL Income Darien Lake, LLC and PARC Darien Lake, LLC.

49.	Elitch Gardens Lease Agreement dated as of April 5, 2007 between CNL Income Elitch Gardens, LLC and PARC Elitch Gardens, LLC.

50.	Frontier City Lease Agreement dated as of April 5, 2007 between CNL Income Frontier City, LLC and PARC Frontier City, LLC.

51.	Splashtown Lease Agreement dated as of April 5, 2007 between CNL Income Splashtown, LLC and PARC Splashtown, LLC.

52.	WaterWorld Lease Agreement dated as of April 5, 2007 between CNL Income WaterWorld, LLC and PARC WaterWorld, LLC.

53.	White Water Bay Lease Agreement dated as of April 5, 2007 between CNL Income White Water Bay and PARC White Water Bay.

The following loan agreements/mortgages have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K:

Sun Life Assurance Company

1.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Palmetto, LLC and Sun Life Assurance Company of Canada

2.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 between CNL Income Talega, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

3.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 by and between CNL Income Valencia, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

4.	Multi-State Mortgage and Security Agreement dated November 30, 2006 between CNL Income Weston Hills, LLC and Sun Life Assurance Company of Canada.

5.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Bear Creek, LLC and Sun Life Assurance Company of Canada

6.	Deed of Trust, Security Agreement and Fixture Filing dated November 14, 2006 between CNL Income South Mountain, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.

7.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Plantation, LLC and Sun Life Assurance Company of Canada.

8.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Mansfield, LLC and Sun Life Assurance Company of Canada.

9.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Fossil Creek, LLC and Sun Life Assurance Company of Canada.

Exhibit 10.19

10.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Cinco Ranch, LLC and Sun Life Assurance Company of Canada.

11.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Fox Meadow, LLC and Sun Life Assurance Company of Canada.

12.	Deed of Trust, Security Agreement and Fixture Filing dated June 8, 2007 between CNL Income Mesa Del Sol, LLC and Sun Life Assurance Company of Canada.

13.	Mortgage and Security Agreement dated June 8, 2007 between CNL Income Painted Hills, LLC and Sun Life Assurance Company of Canada.

14.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Signature of Solon, LLC and Sun Life Assurance Company of Canada.

15.	Deed of Trust and Security Agreement dated June 8, 2007 between CNL Income Royal Meadows, LLC and Sun Life Assurance Company of Canada.

16.	Deed of Trust, Security Agreement and Financing Statement dated June 8, 2007 between CNL Income Lakeridge, LLC and Sun Life Assurance Company of Canada.

17.	Leasehold Deed of Trust, Security Agreement and Financing Statement dated June 8, 2007 between Grapevine Golf Club, L.P. and Sun Life Assurance Company of Canada.

18.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Weymouth, LLC and Sun Life Assurance Company of Canada.

Prudential Insurance Company

19.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Mideast Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Hunt Valley Golf Club, Phoenix, Maryland).

20.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Meadowbrook Golf & Country Club, Tulsa, Oklahoma).

21.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tallgrass Country Club, Wichita, Kansas).

22.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Deer Creek Golf Club, Overland Park, Kansas).

23.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Eagle Brook Country Club, Geneva, Illinois).

24.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Majestic Oaks Golf Club, Ham Lake, Minnesota).

25.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Mission Hills Country Club, Northbrook, Illinois).

26.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Ruffled Feathers Golf Club, Lemont, Illinois).

27.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tamarack Golf Club Naperville, Illinois).

28.	Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Desert Lakes Golf Course, Bullhead City, Arizona).

Exhibit 10.19

29.	Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Stonecreek Golf Club, Phoenix, Arizona).

30.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Country Club, Glendale, Arizona).

31.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Continental Golf Course, Scottsdale, Arizona).

32.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Foothills Golf Club, Phoenix, Arizona).

33.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Kokopelli Golf Club, Gilbert, Arizona).

34.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Legend at Arrowhead Golf Resort, Glendale, Arizona).

35.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC to The Prudential Insurance Company of America (London Bridge Golf Course, Lake Havasu, Arizona).

36.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC to The Prudential Insurance Company of America (Superstition Springs Golf Club, Mesa, Arizona).

37.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC to The Prudential Insurance Company of America, Lender (Tatum Ranch Golf Club, Cave Creek, Arizona).

38.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC to The Prudential Insurance Company of America (Arrowhead Golf Club, Littleton, Colorado).

39.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC to The Prudential Insurance Company of America (Painted Desert Golf Club, Las Vegas, Nevada).